Employee Benefits	12 Months Ended
Dec. 31, 2017
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Employee Benefits
25.	EMPLOYEE BENEFITS

AB InBev sponsors various post-employment benefit plans worldwide. These include pension plans, both defined contribution plans, and defined benefit plans, and other post-employment benefits. In accordance with IAS 19 Employee Benefits post-employment benefit plans are classified as either defined contribution plans or defined benefit plans.

DEFINED CONTRIBUTION PLANS

For defined contribution plans, AB InBev pays contributions to publicly or privately administered pension funds or insurance contracts. Once the contributions have been paid, the group has no further payment obligation. The regular contributions constitute an expense for the year in which they are due. For 2017, contributions paid into defined contribution plans for the company amounted to 118m US dollar compared to 77m US dollar for 2016 and to 90m US dollar for 2015. The increase mainly results from the combination with SAB.

DEFINED BENEFIT PLANS

During 2017, the company contributed to 86 defined benefit plans, of which 64 are retirement or leaving service plans, 18 are medical cost plans and 4 other long-term employee benefit plans. Most plans provide retirement and leaving service benefits related to pay and years of service. In many of the countries the plans are partially funded. When plans are funded, the assets are held in legally separate funds set up in accordance with applicable legal requirements and common practice in each country. The medical cost plans in Barbados, Brazil, Canada, Colombia, South Africa and US provide medical benefits to employees and their families after retirement. Many of the defined benefit plans are closed to new entrants.

The present value of funded obligations includes a 230m US dollar liability related to two medical plans in Brazil, for which the benefits are provided through the Fundação Antonio Helena Zerrenner (“FAHZ”). The FAHZ is a legally distinct entity which provides medical, dental, educational and social assistance to current and retired employees of Ambev. On 31 December 2017, the actuarial liabilities related to the benefits provided by the FAHZ are fully offset by an equivalent amount of assets existing in the fund. The net liability recognized in the balance sheet is nil.

The employee benefit net liability amounts to 2 971m US dollar as of 31 December 2017 compared to 3 004m US dollar as of 31 December 2016. In 2017, the fair value of the plan assets increased by 446m US dollar and the defined benefit obligations increased by 458m US dollar. The decrease in the employee benefit net liability is mainly driven by positive asset returns and decreases in the irrecoverable surplus.

The company’s net liability for post-employment and long-term employee benefit plans comprises the following at 31 December:

Million US dollar	2017	2016

Present value of funded obligations	(7 506)	(7 044)
Fair value of plan assets	5 623	5 177

Present value of net obligations for funded plans	(1 883)	(1 867)
Present value of unfunded obligations	(904)	(908)

Present value of net obligations	(2 787)	(2 775)
Unrecognized asset	(111)	(168)

Net liability	(2 898)	(2 943)
Other long term employee benefits	(73)	(73)
Reclassified as held for sale	—	12

Total employee benefits	(2 971)	(3 004)
Employee benefits amounts in the balance sheet:
Liabilities	(2 993)	(3 014)
Assets	22	10

Net liability	(2 971)	(3 004)

The changes in the present value of the defined benefit obligations are as follows:

Million US dollar	2017	2016	2015

Defined benefit obligation at 1 January	(7 952)	(7 594)	(8 585)
Current service costs	(74)	(73)	(81)
Interest cost	(340)	(347)	(354)
Past service gain/(cost)	17	8	8
Settlements	6	174	3
Benefits paid	502	482	517
Contribution by plan participants	(4)	(4)	(4)
Acquisition and disposal through business combination	—	(260)	—
Actuarial gains/(losses) – demographic assumptions	24	(1)	4
Actuarial gains/(losses) – financial assumptions	(264)	(607)	283
Experience adjustments	(21)	37	14
Exchange differences	(343)	256	606
Transfers and other movements	39	(23)	(5)

Defined benefit obligation at 31 December	(8 410)	(7 952)	(7 594)

As at the last valuation date, the present value of the defined benefit obligation was comprised of approximately 1.9 billion US dollar relating to active employees, 1.6 billion US dollar relating to deferred members and 4.9 billion US dollar relating to members in retirement.

The changes in the fair value of plan assets are as follows:

Million US dollar	2017	2016	2015

Fair value of plan assets at 1 January	5 177	5 075	5 773
Interest income	239	249	253
Administration costs	(22)	(24)	(20)
Return on plan assets exceeding interest income	233	297	(211)
Contributions by AB InBev	315	302	275
Contributions by plan participants	4	4	4
Benefits paid net of administration costs	(502)	(478)	(517)
Acquisition through business combination	—	68	—
Assets distributed on settlements	(7)	(164)	—
Exchange differences	214	(155)	(482)
Transfers and other movements	(28)	3	—

Fair value of plan assets at 31 December	5 623	5 177	5 075

Actual return on plans assets amounted to a gain of 472m US dollar in 2017 compared to a gain of 546m US dollar in 2016 and to a gain of 42m US dollar in 2015.

The changes in the unrecognized asset are as follows:

Million US dollar	2017	2016	2015

Irrecoverable surplus impact at 1 January	(168)	(137)	(171)
Interest expense	(17)	(17)	(15)
Changes excluding amounts included in interest expense	74	(14)	49

Irrecoverable surplus impact at 31 December	(111)	(168)	(137)

The expense recognized in the income statement with regard to defined benefit plans can be detailed as follows:

Million US dollar	2017	2016	2015

Current service costs	(74)	(73)	(81)
Administration costs	(22)	(24)	(20)
Past service cost due to plan amendments and curtailments	17	8	8
(Losses)/gains on settlements	—	10	(2)
(Losses)/gains on due to experience and demographic assumption changes	3	—	—

Profit from operations	(76)	(79)	(95)
Net finance cost	(120)	(115)	(116)

Total employee benefit expense	(196)	(194)	(211)

The employee benefit expense is included in the following line items of the income statement:

Million US dollar	2017	2016	2015

Cost of sales	(24)	(59)	(64)
Distribution expenses	(10)	(9)	(8)
Sales and marketing expenses	(15)	(13)	(14)
Administrative expenses	(29)	(15)	(17)
Other operating (expense)/income	(4)	10	6
Exceptional items	6	7	2
Net finance cost	(120)	(115)	(116)

	(196)	(194)	(211)

Weighted average assumptions used in computing the benefit obligations of the company’s significant plans at the balance sheet date are as follows:

	2017
	United States	Canada	Mexico	Brazil	United Kingdom	AB InBev

Discount rate	3.7%	3.6%	8.0%	10.0%	2.6%	4.0%
Price inflation	2.5%	2.0%	3.5%	4.3%	3.3%	2.7%
Future salary increases	—	1.0%	4.3%	5.6%	—	3.5%
Future pension increases	—	2.0%	3.5%	4.3%	3.0%	2.8%
Medical cost trend rate	6.2%-5.0%	4.5%	—	7.9%	—	6.8%-6.4%
Life expectation for a 65 year old male	85	87	82	85	87	85
Life expectation for a 65 year old female	88	89	85	88	89	88

	2016
	United States	Canada	Mexico	Brazil	United Kingdom	AB InBev

Discount rate	4.2%	3.9%	7.8%	10.5%	2.7%	4.4%
Price inflation	2.5%	2.0%	3.5%	4.5%	3.4%	2.8%
Future salary increases	—	1.0%	4.8%	5.8%	—	3.5%
Future pension increases	—	2.0%	3.5%	4.5%	3.1%	2.8%
Medical cost trend rate	7.0%-5.0%	4.5%	—	8.2%	—	7.2%-6.5%
Life expectation for a 65 year old male	85	86	82	85	87	86
Life expectation for a 65 year old female	88	89	85	88	89	88

Through its defined benefit pension plans and post-employment medical plans, the company is exposed to a number of risks, the most significant are detailed below:

INVESTMENT STRATEGY

In case of funded plans, the company ensures that the investment positions are managed within an asset-liability matching (ALM) framework that has been developed to achieve long-term investments that are in line with the obligations under the pension schemes. Within this framework, the company’s ALM objective is to match assets to the pension obligations by investing in long-term fixed interest securities with maturities that match the benefit payments as they fall due and in the appropriate currency. The company actively monitors how the duration and the expected yield of the investments are matching the expected cash outflows arising from the pension obligation.

ASSET VOLATILITY

In general, the company’s funded plans are invested in a combination of equities and bonds, generating high but volatile returns from equities and at the same time stable and liability-matching returns from bonds. As the plans mature, the company usually reduces the level of investment risk by investing more in assets that better match the liabilities. Since 2015, the company started the implementation of a new pension de-risking strategy to reduce the risk profile of certain plans by reducing gradually the current exposure to equities and shifting those assets to fixed income securities.

CHANGES IN BOND YIELDS

A decrease in corporate bond yields will increase plan liabilities, although this will be partially offset by an increase in the value of the plans’ bond holdings.

INFLATION RISK

Some of the company’s pension obligations, mainly in the UK, are linked to inflation, and higher inflation will lead to higher liabilities. The majority of the plan’s assets are either unaffected by or loosely correlated with inflation, meaning that an increase in inflation could potentially increase the company’s net benefit obligation.

LIFE EXPECTANCY

The majority of the plans’ obligations are to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plans’ liabilities.

The weighted average duration of the defined benefit obligation is 13.8 years (2016: 14.0 years; 2015: 14.4 years).

The sensitivity of the defined benefit obligation to changes in the weighted principal assumptions is:

Million US dollar	2017
	Change in assumption	Increase in assumption	Decrease in assumption

Discount rate	0.5%	(530)	581
Price inflation	0.5%	172	(130)
Future salary increase	0.5%	28	(23)
Medical cost trend rate	1%	55	(47)
Longevity	One year	248	(246)

The above are purely hypothetical changes in individual assumptions holding all other assumptions constant: economic conditions and changes therein will often affect multiple assumptions at the same time and the effects of changes in key assumptions are not linear.

Sensitivities are what is reasonably possible changes in assumptions and they are calculated using the same approach as was used to determine the defined benefit obligation. Therefore, the above information is not necessarily a reasonable representation of future results.

The fair value of plan assets at 31 December consists of the following:

	2017			2016
	Quoted	Unquoted	Total	Quoted	Unquoted	Total
Government bonds	27%	—	27%	30%	—	30%
Corporate bonds	37%	—	37%	38%	—	38%
Equity instruments	26%	—	26%	22%	—	22%
Property	—	4%	4%	—	3%	3%
Insurance contracts and others	5%	1%	6%	6%	1%	7%

	95%	5%	100%	96%	4%	100%

AB InBev expects to contribute approximately 311m US dollar for its funded defined benefit plans and 79m US dollar in benefit payments to its unfunded defined benefit plans and post-retirement medical plans in 2018.